Annual Report


              Mid-Cap
              Growth
              Fund

             ------------------
              December 31, 1998
             ------------------

[ARTWORK APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

 .    Led again by large-cap stocks, the market notched a record fourth consecutive year of double-digit returns.

 .    The fund delivered a solid 12-month return of 22.00%, exceeding its Lipper peer group index and the major mid-cap stock indices.

 .    Our largest industry allocations continue to be in the business services and consumer sectors. Technology increased slightly due to new purchases and appreciation.

 .    Leading contributors included Netscape and Biogen; laggards were led by
     Warnaco, in the weak apparel sector, and Security Capital Group, hurt by weakness in commercial real estate.

 .    With mid-cap valuations close to historic lows relative to large-caps, we believe the fund is well positioned to achieve attractive long-term returns.

Fellow Shareholders


Despite the market's increased volatility during the year, investors enjoyed strong stock market gains once again in 1998. The S&P 500 Stock Index of large capitalization stocks soared 28.57%, a record fourth consecutive year of returns in excess of 20%. Large, blue chip companies continued to lead the advance.

Although mid-cap stocks lagged large-caps, the S&P MidCap Index rebounded sharply after a plunge of 30% to finish 1998 with a 19.11% gain. The Mid-Cap Growth Fund outperformed two passive benchmarks, the S&P MidCap Index and the Russell Midcap Growth Index, for the year, though we lagged slightly in the second half. The fund easily beat a peer group of other mid-cap funds for both periods. Since the fund's inception in 1992, it has gained 300.52%, significantly better than the S&P MidCap Index's 213.63% increase over that period. (For a chart of the fund's performance since inception, please turn to page 10.)

----------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                        6 Months            12 Months
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                             4.62%               22.00%
 ................................................................................
S&P MidCap Index                                9.64                19.11
 ................................................................................
Russell Midcap Growth Index                     5.36                17.86
 ................................................................................
Lipper Mid Cap Fund Index                       1.53                13.92
 ................................................................................

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a short-term capital gain of $0.02 per share and a long-term capital gain of $0.71 per share. Both were paid on December 17 to shareholders of record on December 15. You should already have received a check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

The primary concern entering the year was the collapse of many of the Asian economies, and the effect that this might have on the U.S. economy and stock market. In retrospect, the economic and political dislocations in Asia have been even greater than many anticipated, yet their

----------------------------------------------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

effects on the U.S. have been less than feared. However, the changed perception of the risks in emerging markets has reverberated around the world. The Russian economy collapsed in late summer, taking several hedge funds with it and triggering a bailout of one by a group of financial institutions coordinated by the Federal Reserve. A brief credit crunch ensued but was alleviated by three successive reductions in interest rates by the Fed between September 30 and November 18.

The stock market started the year with a strong gain in the first several months, but suffered a significant correction in the summer and early fall, particularly in the small- and mid-cap sectors, before rallying strongly in the fourth quarter. The domestic economic backdrop was very supportive: GDP grew moderately, powered by low unemployment and strong consumer confidence; inflation continued to decline to almost negligible levels, spurred by excess supplies of many commodities; and long-term interest rates fell from about 5.9% at the beginning of 1998 to 5.1% at year-end. The extraordinarily long domestic economic expansion has turned a massive federal government deficit into an annual surplus in just several years. Washington was consumed by President Clinton's legal and political problems in 1998, but most investors ignored his actual impeachment.

For the fifth consecutive year, mid- and small-cap stocks lagged the S&P 500 Index as investors continued to gravitate toward large, blue chip companies. Commodity-dependent stocks suffered all year long. Technology stocks were the year's best performers, led by manic speculation in the Internet sector.

PORTFOLIO REVIEW

------------------------
Mid-Cap Stock Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------
Russell Midcap Index                              0.88%              10.09%
 ................................................................................
Russell Midcap Growth Index                       5.36               17.86
 ................................................................................
Russell Midcap Value Index                       -1.94                5.08
 ................................................................................

After leading the plunge in stock prices in the third quarter, technology stocks staged a ferocious rally in the fourth quarter and represented five of the top 10 contributors to the fund for the second half of 1998. Acquisition targets led the list: Netscape Communications, a leading Internet software company that we purchased near the market lows in October, subsequently accepted an offer from America Online;

and Berg Electronics, an electronic connector manufacturer, was acquired by a French company for a healthy premium.

The other industry sector that contributed significantly to second half performance was biotechnology. The fund's top contributor for both the half and the year was Biogen, which gained significant market share after the launch of its multiple sclerosis drug, Avonex. The second-best contributor to performance in the second half of the year was Agouron Pharmaceuticals, which rebounded strongly as its drug for treating HIV became the leading seller in its class.

MORE THAN A DOZEN OF THE FUND'S HOLDINGS HAVE BEEN ACQUIRED . . .
IN THE LAST 12 MONTHS . . .

The worst contributor to the fund's performance in the second half was Warnaco Group, a leading apparel vendor to department stores, which suffered a slight earnings disappointment in the third quarter because of sluggish sales to Asia. Warnaco's stock was cut in half as the shortfall coincided with negative investor sentiment toward the apparel sector in general. We continue to like the company's prospects, and we feel its valuation is modest. Two communications stocks, Paging Network, the largest U.S. paging-service provider, and Omnipoint, a wireless phone service company, both experienced operating difficulties and saw their stocks punished as a result. The most deleterious contributor to the fund's performance for 1998 as a whole was Security Capital Group, a commercial real estate investment advisory company; commercial property stocks were pummeled this year, and the company fell well short of investors' earnings expectations.

As we noted in our midyear report, the current merger boom has not entirely passed us by. More than a dozen of the fund's holdings have been acquired or announced they were being acquired in the last 12 months, including Netscape, Jacor Communications, Fred Meyer, and Culligan Water Technologies, to name a few. While we never invest in a company simply because we think it might be an acquisition candidate, our valuation discipline tends to lead us to companies that are often attractive to corporate acquirers.

The fund remains well diversified across industry sectors. Our exposure to technology, an area we've traditionally underweighted relative to many other growth funds, increased a little in recent months, due partly to an increase in emphasis during the early fall sell-off, but mostly due to appreciation. We also increased our exposure to the consumer sector recently with the purchase of new positions in companies such as Whole Foods Market, Family Dollar Stores, Saks, and Jones Apparel Group.

INVESTMENT STRATEGY AND OUTLOOK

There are many investment crosscurrents as we enter 1999. The U.S. economy is growing, though not as fast as a few quarters ago.

European growth appears to be slackening, but some Asian economies seem to be bottoming. The U.S. is teetering on the cusp of deflation, driven by lower commodity prices, yet the labor market is very tight, raising the potential for higher inflation in the not-too-distant future. With inflation low and profit margins close to historic highs, it is possible that corporate earnings may stall or decline; in fact, this process may have already started.

-------------------------
Sector Diversification
----------------------------------------------------------------------------

                                            6/30/98               12/31/98
----------------------------------------------------------------------------
Financial                                      11%                    10%
 ............................................................................
Health Care                                    14                     11
 ............................................................................
Consumer                                       17                     20
 ............................................................................
Technology                                     11                     15
 ............................................................................
Business Services                              29                     29
 ............................................................................
Energy                                          4                      2
 ............................................................................
Industrial                                      4                      4
 ............................................................................
Basic Materials                                 1                      -
 ............................................................................
Reserves                                        9                      9
----------------------------------------------------------------------------
Total                                         100%                   100%

Though absolute stock market valuations are high, the current beneficent environment--low inflation, declining interest rates, and high consumer confidence--could persist for some time. However, we have experienced a long period of prosperity, and history tells us that booms do not last forever.

The most disquieting aspect of the current environment is the Internet stock mania. It is worth stating that we view the Internet as one of the great technological advances of the modern age. Time will tell, but it may change paradigms across industries in ways every bit as profound as the development of national transportation and communications networks and the introduction of electricity in the late 19th century. Many industries and companies may experience great leaps in efficiency that will dramatically change business processes, alter pricing structures, and upset the status quo.

For example, as recently as five years ago, most individuals wishing to invest in specific stocks would go to a full-service broker charging 25 cents or more per share for a 1,000 share trade. A minority would trade through a discount broker, at perhaps half the price. The

Internet, however, has dramatically changed the economics of the discount brokerage business because it provides the communications tools for individuals to interface directly with the broker's computers. In effect, client service, the most significant cost factor in this segment, has largely been automated. As prices for Internet trades have plunged to 3 cents per share or less (well below what large institutions typically pay), the individual investor has reemerged as a factor in the stock market, which had been dominated for years by institutional trading.

While the ascendancy of the individual investor may be the start of a long-term trend, in the short term it is also being accompanied by speculation of a magnitude not seen in many years, focused on--you guessed it--Internet stocks. In this buying frenzy, day traders rule, Internet IPO's double and triple on their first day as public companies, announcements of Web sites are greeted with exaggerated upward stock movements, and Internet chat rooms and bulletin boards provide forums for the tumultuous exchange of views by professionals, individuals, corporate insiders, speculators, and hucksters alike. Stocks get pushed to valuations that discount the hereafter.

The most recent speculative parallel is probably the frenzy in biotechnology stocks in the early 1990s, but the Internet frenzy has already gone much further. The lessons from the biotechnology craze and other speculative bouts like it are that, ultimately, corporate profitability and return on invested capital matter. If previous manias are any indication, many of today's highfliers will never achieve profitability and will go out of business. Others will be acquired. A select few will emerge to become blue chip companies of the next decade. But many of the rewards will accrue to companies that haven't even been formed or dreamt of yet. Obviously, we are taking a very cautious approach to the Internet sector at this juncture, but we look forward to becoming more active after the speculative bubble bursts.

THE MOST DISQUIETING ASPECT OF THE CURRENT ENVIRONMENT IS THE INTERNET STOCK MANIA.

As an aside, the Internet sector has waylaid many institutional investors, including us. For example, though we owned America Online when it was a mid-cap company (and admittedly sold it much, much too early), it began 1998 as a $10 billion market capitalization company, double the upper threshold of what we consider to be mid-cap but still in the S&P MidCap Index. As the stock rose almost seven-fold during the year, it contributed more than seven percentage points of the index's 19.11% gain for 1998, vastly exceeding the contribution of any other stock to a major U.S. stock index. In contrast, the single largest contributor to the S&P 500 was Microsoft, which was responsible for just 1.39 percentage points of the index's 28.57% gain. Ironically, AOL's influence on the mid-cap index was magnified by the news that it was being removed from the index! AOL jumped 9% on New Year's Eve as it was about to leave the S&P MidCap Index and join the S&P 500. Its market capitalization (share price multiplied by shares outstanding) was $73 billion at year-end.

The stock market wasted little time recovering from the extreme pessimism of late summer to set new record highs in late November and again in early January. The market now trades once again in the upper reaches of its historic valuation range, as we described in our last report. The failure of small- and mid-cap stocks to exert leadership at this late stage of the market and economic cycle remains a puzzle. Even though we expect these companies to grow their earnings significantly faster than their large-cap counterparts over the next several years, their valuations are at record lows relative to the S&P 500 stocks. We continue to believe the Mid-Cap Growth Fund is well positioned to achieve attractive returns over the long term.



Respectfully submitted,

/s/  Brian W.H. Berghuis

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee

January 19, 1999

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

-----------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/98
--------------------------------------------------------------------------------
Affiliated Computer Services                                             1.9%
 ...............................................................................
U.S. Foodservice                                                         1.8
 ...............................................................................
Suiza Foods                                                              1.8
 ...............................................................................
Galileo International                                                    1.7
 ...............................................................................
Circuit City Stores                                                      1.7
--------------------------------------------------------------------------------
Warnaco Group                                                            1.6
 ...............................................................................
Gilead Sciences                                                          1.6
 ...............................................................................
Outdoor Systems                                                          1.5
 ...............................................................................
Analog Devices                                                           1.5
 ...............................................................................
Waddell & Reed                                                           1.5
--------------------------------------------------------------------------------
Univision Communications                                                 1.4
 ...............................................................................
Danaher                                                                  1.4
 ...............................................................................
Xilinx                                                                   1.4
 ...............................................................................
Covance                                                                  1.4
 ...............................................................................
Allied Waste Industries                                                  1.3
-------------------------------------------------------------------------------
Saville Systems                                                          1.3
 ...............................................................................
Network Associates                                                       1.3
 ...............................................................................
Premier Parks                                                            1.3
 ...............................................................................
FINOVA Group                                                             1.3
 ...............................................................................
Western Wireless                                                         1.3
--------------------------------------------------------------------------------
Synopsys                                                                 1.3
 ...............................................................................
Whole Foods Market                                                       1.2
 ...............................................................................
Romac International                                                      1.2
 ...............................................................................
Biogen                                                                   1.2
 ...............................................................................
The CIT Group                                                            1.2
--------------------------------------------------------------------------------
Total                                                                   36.1%

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/98

Ten Best Contributors                    Ten Worst Contributors
--------------------------------------------------------------------------------
Biogen                       30(cents)   Warnaco Group               -28(cents)
 ......................................   .......................................
Agouron Pharmaceuticals      27          Paging Network               26
 ......................................   .......................................
Netscape Communications *    26          Omnipoint                    22
 ......................................   .......................................
Xilinx                       23          Corporate Express **         21
 ......................................   .......................................
Berg Electronics **          21          Security Capital Group **    20
 ......................................   .......................................
U.S. Foodservice             20          Renaissance Worldwide        19
 ......................................   .......................................
Danaher                      18          Ocean Energy                 18
 ......................................   .......................................
Gilead Sciences              15          General Nutrition            18
 ......................................   .......................................
Network Associates           15          Quorum Health Group          18
 ......................................   .......................................
Analog Devices               14          AMRESCO **                   17
--------------------------------------   ---------------------------------------
Total                       209(cents)   Total                      -207(cents)


12 Months Ended 12/31/98

Ten Best Contributors                    Ten Worst Contributors
-------------------------------------------------------------------------------
Biogen                       46(cents)   Security Capital Group **   -26(cents)
 ......................................   ......................................
Capital One Financial        41          Omnipoint                    24
 ......................................   ......................................
Affiliated Computer Services 31          AMRESCO **                   24
 ......................................   ......................................
Agouron Pharmaceuticals      29          Ocean Energy *               23
 ......................................   ......................................
Outdoor Systems              28          Smith International          22
 ......................................   ......................................
Network Associates           26          Gymboree **                  20
 ......................................   ......................................
Netscape Communications *    26          Corporate Express **         19
 ......................................   ......................................
Galileo International        25          Corrections Corp of America**18
 ......................................   ......................................
Danaher                      25          Quorum Health Group          17
 ......................................   ......................................
Xilinx                       23          General Nutrition            17
--------------------------------------   --------------------------------------
Total                       300(cents)   Total                      -210(cents)


 *   Position added
**   Position eliminated

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


-----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

MID-CAP GROWTH FUND
------------------------------------------------------------
              S&P MidCap     Lipper Mid Cap        Mid-Cap
                Index          Fund Index        Growth Fund
                -----          ----------        -----------

6/30/92        $10,000          $10,000            $10,000
12/92          $11,609          $11,802            $12,454
12/93          $13,229          $13,615            $15,721
12/94          $12,755          $13,340            $15,767
12/95          $16,702          $17,753            $22,224
12/96          $19,909          $20,647            $27,744
12/97          $26,330          $24,253            $32,830
12/98          $31,363          $27,629            $40,052


-------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                              Since    Inception
Periods Ended 12/31/98  1 Year    3 Years     5 Years     Inception         Date
--------------------------------------------------------------------------------
Mid-Cap Growth Fund     22.00%    21.69%       20.57%        23.79%      6/30/92
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


---------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                           Year
                                          Ended
                                       12/31/98           12/31/97           12/31/96         12/31/95         12/31/94
NET ASSET VALUE
Beginning of period                    $  28.60           $  24.43           $  20.13         $  14.85         $  15.18
                                       ..................................................................................
Investment activities
  Net investment income                   (0.03)             (0.03)             (0.01)               -                -*
  Net realized and
  unrealized gain (loss)                   6.24               4.50               5.00             6.07             0.04
                                       ..................................................................................
  Total from
  investment activities                    6.21               4.47               4.99             6.07             0.04
                                       ..................................................................................
Distributions
  Net realized gain                       (0.73)             (0.30)             (0.69)           (0.79)           (0.37)
                                       ..................................................................................
NET ASSET VALUE
End of period                          $  34.08           $  28.60           $  24.43         $  20.13         $  14.85
                                       ----------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return+                             22.00%             18.33%             24.84%           40.95%            0.29%*
 .........................................................................................................................
Ratio of expenses to
average net assets                         0.91%              0.95%              1.04%            1.25%            1.25%*
 .........................................................................................................................
Ratio of net investment
income to average
net assets                                (0.14)%            (0.14)%            (0.11)%          (0.01)%           0.02%*
 .........................................................................................................................
Portfolio turnover rate                    46.7%              42.6%              38.1%            57.5%            48.7%
 .........................................................................................................................
Net assets, end of period
(in millions)                          $  3,310           $  1,839           $  1,021         $    264         $    101
 .........................................................................................................................


   + Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
   * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/95.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998


-------------------------
Portfolio of Investments                            Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks 91.2%

FINANCIAL 10.2%

Bank and Trust 1.1%
North Fork Bancorporation                            1,500,000     $    35,906
 ................................................................................
                                                                        35,906
                                                                   .............
Insurance 3.5%
ACE Limited                                            750,000          25,828
 ................................................................................
Fairfax Financial (CAD) *                               64,000          22,611
 ................................................................................
Fairfax Financial, Rights (144a) (CAD) *                11,000           3,692
 ................................................................................
PartnerRe Holdings                                     675,000          30,881
 ................................................................................
Protective Life                                        800,000          31,850
 ................................................................................
                                                                       114,862
                                                                   .............
Financial Services 5.6%
Capital One Financial                                  350,000          40,250
 ................................................................................
FINOVA Group                                           775,000          41,801
 ................................................................................
Franklin Resources                                     500,000          16,000
 ................................................................................
The CIT Group (Class A)                              1,275,000          40,561
 ................................................................................
Waddell & Reed Financial (Class A)                   1,425,000          33,755
 ................................................................................
Waddell & Reed Financial (Class B) *                   637,900          14,831
 ................................................................................
                                                                       187,198
                                                                  ..............
Total Financial                                                        337,966
                                                                  ..............
HEALTH CARE 10.8%

Pharmaceuticals 1.8%
ALZA (Class A) *                                       465,000          24,296
 ................................................................................
Teva Pharmaceutical Industries ADR                     825,000          33,645
 ................................................................................
                                                                        57,941
                                                                  ..............
Biotechnology 4.6%
Agouron Pharmaceuticals *                              425,000          24,955
 ................................................................................
BioChem Pharma *                                       507,400          14,556
 ................................................................................
Biogen *                                               493,700          40,946
 ................................................................................
Gilead Sciences *                                    1,275,000          52,315
 ................................................................................
MedImmune *                                            200,000          19,938
 ................................................................................
                                                                       152,710
                                                                  ..............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands


Medical Instruments and Devices 1.2%

Sybron International *                               1,450,000    $     39,422
 ................................................................................
                                                                        39,422
                                                                  ..............
Health Care Services 3.2%

Covance *                                            1,550,000          45,144
 ................................................................................
Omnicare                                               600,000          20,850
 ................................................................................
Quorum Health Group *                                  950,000          12,261
 ................................................................................
Total Renal Care Holdings *                            979,900          28,968
 ................................................................................
                                                                       107,223
                                                                  ..............
Total Health Care                                                      357,296
                                                                  ..............

CONSUMER 19.8%

Soft Goods Retailers 2.1%

Family Dollar Stores                                 1,650,000          36,300
 ................................................................................
Saks *                                               1,075,000          33,930
 ................................................................................
                                                                        70,230
                                                                  ..............
Hard Goods Retailers 9.6%

AutoZone *                                           1,100,000          36,231
 ................................................................................
BJ's Wholesale Club *                                  875,000          40,523
 ................................................................................
Borders Group *                                        802,700          20,017
 ................................................................................
Circuit City Stores                                  1,125,000          56,180
 ................................................................................
Costco Companies *                                     485,000          35,087
 ................................................................................
Fred Meyer *                                           650,000          39,163
 ................................................................................
General Nutrition *                                  1,200,000          19,463
 ................................................................................
Shopko Stores *                                        897,900          29,855
 ................................................................................
Whole Foods Market *                                   850,000          41,225
 ................................................................................
                                                                       317,744
                                                                  ..............
Consumer Non-Durables 1.6%

Warnaco Group (Class A)                              2,100,000          53,025
 ................................................................................
                                                                        53,025
                                                                  ..............
Restaurants 1.1%

Outback Steakhouse *                                   900,000          35,831
 ................................................................................
                                                                        35,831
                                                                  ..............
Food and Beverages 1.8%

Suiza Foods *                                        1,150,000          58,578
 ................................................................................
                                                                        58,578
                                                                  ..............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands


Entertainment 2.5%
Premier Parks *                                      1,400,000    $     42,350
 ................................................................................
Royal Caribbean Cruises                              1,075,000          39,775
 ................................................................................
                                                                        82,125
                                                                  ..............
Consumer Cyclicals 1.1%
Jones Apparel Group *                                1,754,400          38,706
 ................................................................................
                                                                        38,706
                                                                  ..............
Total Consumer                                                         656,239
                                                                  ..............
TECHNOLOGY 14.9%

Semiconductors & Components 6.0%
Analog Devices *                                     1,550,000          48,631
 ................................................................................
KLA-Tencor *                                           625,000          27,129
 ................................................................................
Maxim Integrated Products *                            825,000          36,016
 ................................................................................
PMC-Sierra *                                           550,000          34,667
 ................................................................................
Sanmina *                                              113,200           7,061
 ................................................................................
Xilinx *                                               700,000          45,566
 ................................................................................
                                                                       199,070
                                                                  ..............
Networking and Telecom Equipment 0.4%
Anixter International *                                675,000          13,711
 ................................................................................
                                                                        13,711
                                                                  ..............
Computer Service and Software 6.3%
BMC Software *                                         375,000          16,723
 ................................................................................
Intuit *                                               275,000          19,937
 ................................................................................
Netscape Communications *                              350,000          21,164
 ................................................................................
Network Associates *                                   650,000          43,123
 ................................................................................
Parametric Technology *                              2,075,000          33,719
 ................................................................................
Synopsys *                                             768,200          41,627
 ................................................................................
The Learning Company *                               1,275,000          33,070
 ................................................................................
                                                                       209,363
                                                                  ..............
E-Commerce 2.2%
Checkfree Holdings *                                   900,000          20,981
 ................................................................................
E*TRADE *                                              300,000          14,035
 ................................................................................
Sterling Commerce *                                    799,000          35,955
 ................................................................................
                                                                        70,971
                                                                  ..............
Total Technology                                                       493,115
                                                                  ..............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands


BUSINESS SERVICES 29.0%

Telecom Services 3.9%
Comcast (Class A Special)                              675,000    $     39,635
 ................................................................................
Cox Communications  (Class A) *                        475,000          32,834
 ................................................................................
Omnipoint *                                          1,210,800          11,389
 ................................................................................
Paging Network *                                     1,004,800           4,679
 ................................................................................
Western Wireless *                                   1,900,000          41,741
 ................................................................................
                                                                       130,278
                                                                  ..............
Computer Services 9.3%
Acxiom *                                               900,000          27,844
 ................................................................................
Affiliated Computer Services (Class A) *             1,425,000          64,125
 ................................................................................
CIBER *                                                112,100           3,132
 ................................................................................
DST Systems *                                          650,000          37,090
 ................................................................................
Galileo International                                1,310,300          56,998
 ................................................................................
National Data                                          800,000          38,950
 ................................................................................
Saville Systems ADR * +                              2,275,000          43,154
 ................................................................................
SunGard Data Systems *                                 952,500          37,802
 ................................................................................
                                                                       309,095
                                                                  ..............
Distribution 3.7%
Henry Schein *                                         850,000          37,984
 ................................................................................
MSC *                                                1,134,700          25,673
 ................................................................................
U.S. Foodservice *                                   1,200,000          58,800
 ................................................................................
                                                                       122,457
                                                                  ..............
Transportation 0.7%
Viad                                                   711,300          21,606
 ................................................................................
                                                                        21,606
                                                                  ..............
Media and Advertising 4.7%
Catalina Marketing *                                   400,000          27,350
 ................................................................................
Jacor Communications *                                 440,000          28,463
 ................................................................................
Outdoor Systems *                                    1,686,900          50,607
 ................................................................................
Univision Communications *                           1,325,000          47,948
 ................................................................................
                                                                       154,368
                                                                  ..............
Environmental 2.0%
Allied Waste Industries *                            1,850,000          43,706
 ................................................................................
Waste Management                                       473,500          22,077
 ................................................................................
                                                                        65,783
                                                                  ..............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


                                                  Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Miscellaneous Business Services 4.7%

Gartner Group (Class A) *                          1,750,000          $37,187
 ................................................................................
Interim Services *                                 1,455,400           34,020
 ................................................................................
NOVA *                                             1,090,000           37,809
 ................................................................................
Renaissance Worldwide *                            1,030,400            6,376
 ................................................................................
Romac International *                              1,850,000           41,047
 ................................................................................
                                                                      156,439
                                                                 ...............
Total Business Services                                               960,026
                                                                 ...............

ENERGY 2.2%

Energy Services 2.0%
BJ Services *                                      1,875,000           29,297
 ................................................................................
Smith International *                              1,382,400           34,819
 ................................................................................
                                                                       64,116
                                                                 ...............
Exploration and Production 0.2%
Ocean Energy *                                     1,160,900            7,328
 ................................................................................
                                                                        7,328
                                                                 ...............
Total Energy                                                           71,444
                                                                 ...............
INDUSTRIAL 4.0%

Defense and Aerospace 0.8%
BE Aerospace *                                     1,325,000           27,784
 ................................................................................
                                                                       27,784
                                                                 ...............
Specialty Chemicals 0.6%
Great Lakes Chemical                                 523,400           20,936
 ................................................................................
                                                                       20,936
                                                                 ...............

Machinery 2.6%
Danaher                                              875,000           47,523
 ................................................................................
Teleflex                                             806,700           36,806
 ................................................................................
                                                                       84,329
                                                                 ...............
Total Industrial                                                      133,049
                                                                 ...............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


                                                        Shares/Par        Value
-----------------------------------------------------------------------------------
                                                                    In thousands
   BASIC MATERIALS 0.3%

   Mining 0.3%
   Battle Mountain Gold                                  2,193,600   $     9,049
   ................................................................................
   Total Basic Materials                                                   9,049
                                                                     ..............
   Total Common Stocks (Cost $2,239,938)                               3,018,184
                                                                     ..............

   Short-Term Investments 8.3%

   U.S. Government Obligations 0.0%
   U.S. Treasury Bills, 4.34%, 1/21/99                $    450,000           449
   ................................................................................
                                                                             449
   Money Market Funds 8.3%
   Government Reserve Investment Fund, 4.76% # +       274,848,959       274,849
                                                                         274,849
                                                                     ..............
   Total Short-Term Investments (Cost $275,298)                          275,298
                                                                     ..............
Total Investments in Securities
99.5% of Net Assets (Cost $2,515,236)                                  3,293,482

Other Assets Less Liabilities                                             16,693
                                                                     ..............

NET ASSETS                                                           $ 3,310,175
                                                                     --------------

   # Seven-day yield
   + Affiliated company
   * Non-income producing
 ADR American Depository Receipt
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers N total of such securities at period-end amounts to 0.11% of net assets.
 CAD Canadian dollar


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

-----------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

   Assets
   Investments in securities, at value
   Affiliated companies (cost $347,567)                           $    345,787
   Other companies (cost $2,167,669)                                 2,947,695
                                                                  ..............
   Total investments in securities                                   3,293,482
 Other assets                                                           72,653
                                                                  ..............
 Total assets                                                        3,366,135

Liabilities
Total liabilities                                                       55,960
                                                                  ..............

NET ASSETS                                                        $  3,310,175
                                                                  --------------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions               27,903
Net unrealized gain (loss)                                             778,246
Paid-in-capital applicable to 97,126,495 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      2,504,026
                                                                  ..............

NET ASSETS                                                        $  3,310,175
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $      34.08
                                                                  --------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------------


-----------------------
Statement of Operations
--------------------------------------------------------------------------------------
In thousands

                                                                             Year
                                                                            Ended
                                                                         12/31/98
  Investment Income
  Income
    Interest (including $12,914 from affiliates)                         $ 12,920
    Dividend                                                                6,412
                                                                     ..............
    Total income                                                           19,332
                                                                     ..............
  Expenses
    Investment management                                                  16,692
    Shareholder servicing                                                   5,096
    Registration                                                              415
    Prospectus and shareholder reports                                        303
    Custody and accounting                                                    147
    Legal and audit                                                            14
    Directors                                                                  13
    Miscellaneous                                                              23
                                                                     ..............
    Total expenses                                                         22,703
                                                                     ..............
  Net investment income                                                    (3,371)
                                                                     ..............
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                             78,292
    Futures                                                                     9
    Foreign currency transactions                                               7
                                                                     ..............
    Net realized gain (loss)                                               78,308
  Change in net unrealized gain or loss on securities                     418,865
                                                                     ..............

  Net realized and unrealized gain (loss)                                 497,173
                                                                     ..............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                                 $493,802
                                                                     --------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/98       12/31/97
  Increase (Decrease) in Net Assets
  Operations
     Net investment income                                           $   (3,371)    $   (1,974)
     Net realized gain (loss)                                            78,308         35,684
     Change in net unrealized gain or loss                              418,865        210,970
                                                                     ...........................
     Increase (decrease) in net assets from operations                  493,802        244,680
                                                                     ...........................
  Distributions to shareholders
     Net realized gain                                                  (68,042)       (19,049)
                                                                     ...........................
  Capital share transactions*
     Shares sold                                                      1,717,440      1,031,810
     Distributions reinvested                                            65,226         18,314
     Shares redeemed                                                   (736,903)      (458,141)
                                                                     ...........................
     Increase (decrease) in net assets from capital
     share transactions                                               1,045,763        591,983
                                                                     ...........................

  Net Assets
  Increase (decrease) during period                                   1,471,523        817,614
  Beginning of period                                                 1,838,652      1,021,038
                                                                     ...........................

  End of period                                                      $3,310,175     $1,838,652
                                                                     ---------------------------
*Share information
     Shares sold                                                         55,088         39,733
     Distributions reinvested                                             2,129            657
     Shares redeemed                                                    (24,377)       (17,896)
                                                                     ...........................
     Increase (decrease) in shares outstanding                           32,840         22,494

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,877,836,000 and $1,051,993,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                                 $ 3,371,000
Undistributed net realized gain                                      (5,423,000)
Paid-in-capital                                                       2,052,000

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------



At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$2,515,236,000. Net unrealized gain aggregated $778,246,000 at period-end, of which $878,963,000 related to appreciated investments and $100,717,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,715,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,999,000 for the year ended December 31, 1998, of which $403,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $12,914,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


----------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


-------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $1,866,000 from short-term capital gains,

 .    $66,176,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $5,106,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 .........................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 .........................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 .........................................

International/Global
Emerging Markets Bond
Global Bond++
International Bond


MONEY MARKET FUNDS+++
 .........................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 .........................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 .........................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly named Equity Index.
 ** Closed to new investors.
*** Formerly named Florida Insured Intermediate Tax-Free.
  + Formerly named Tax-Free Insured Intermediate Bond.
 ++ Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------


Retirement Plans and Resources

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
 ................................................................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------


The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
 ................................................................................

General Information

The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

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For yield, price, last transaction, current balance, or to conduct transactions,
24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202 This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Mid-Cap Growth Fund.

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T. Rowe Price Investment Services, Inc., Distributor.          F64-050  12/31/98